                                                                   EXHIBIT 10.27

                                 SIXTH AMENDMENT

         THIS SIXTH AMENDMENT, dated as of November 30, 2000 (this "AGREEMENT"), is between CTN MEDIA GROUP, INC., a Delaware corporation f/k/a College Television Network, Inc. (the "BORROWER"), and LASALLE BANK NATIONAL ASSOCIATION ("LENDER").


                               W I T N E S S E T H

         The Borrower and Lender are parties to that certain Credit Agreement dated as of July 26, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 1999, that certain Second Amendment to Credit Agreement dated as of October 15, 1999, that certain Third Amendment to Credit Agreement dated as of June 5, 2000, that certain Lender Waiver, Consent and Fourth Amendment dated as of November 7, 2000 and that certain Fifth Amendment dated as of November 28, 2000 (as so amended and from time to time hereafter amended, restated, supplemented and in effect, the "CREDIT AGREEMENT"; capitalized terms not otherwise defined herein shall have the definition provided therefor in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement.

         Borrower and UC Holdings have requested that Lender (i) extend the Termination Date to December 31, 2001 from January 31, 2001, and (ii) reset certain financial performance covenants contained in the Credit Agreement (collectively, the "REQUESTED MODIFICATIONS"). Lender is willing to make the Requested Modifications, subject to the conditions precedent and in accordance with the terms set forth herein,

         NOW, THEREFORE, in consideration of the foregoing premises (which are incorporated herein by this reference thereto), to induce Lender to make the Requested Modifications, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT AND LOAN DOCUMENTS. Effective upon satisfaction of the conditions precedent set forth in Section 4 below, and in reliance upon the representations and warranties of the Borrower set forth in the Credit Agreement and in this Agreement, the Borrower and Lender agree as follows:

         1.1 Section 1. 1 of the Credit Agreement is hereby amended by deleting the date "January 31, 2001" appearing in clause "a" of the definition of "Termination Date" contained in said section and substituting the date "December 31, 2001" in lieu thereof.

         1.2 Section 10.6.1 of the Credit Agreement [Minimum EBITDA] is hereby amended by deleting said Section in its entirety and substituting the following new Section 10.6.1 therefor:

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


"EBITDA. Not permit EBITDA for any measurement period indicated below to be less than the applicable amount set forth below for such measurement period:

Measurement
Period Ending                                                              EBITDA
  Calendar quarter ending December 31, 2000                           - $ - 0 -
  Calendar quarter ending March 31, 2001                              - $  500,000
  Calendar quarter ending June 30, 2001                               - $1,300,000
  Calendar quarter ending September 30, 2001                          - $  150,000
  Calendar quarter ending December 31, 2001                           - $3,300,000"

         1.3 Section 10.6.2 of the Credit Agreement (Minimum Capital Expenditures] is hereby amended by adding the following additional measurement period and corresponding amount to the end thereof-

Measurement
Period Ending                                                           Capex Limit
   "Trailing Twelve Months ending December 31, 2001                     $1,900,000".

         1.4 Each of the other Loan Documents are hereby amended to secure the Obligations arising under and in connection with the Credit Agreement and the other Loan Documents, each as amended hereby. All other provisions of the Loan Documents are hereby deemed amended, to the extent not expressly modified hereunder but as otherwise necessary to effectuate, in a manner consistent with the provisions of this Agreement, the intent hereof.

         2. REAFFIRMATION. The Borrower and each of its respective Subsidiaries (other than MPM), as guarantors, debtors, grantors, pledgors (including in connection with any negative pledges), assignors, or in other similar capacities in which such parties guarantee the Obligations, grant liens or security interests in their properties or otherwise act as accommodation parties, as the case may be, in any case under the Loan Documents, hereby each ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, affirmative or negative, under each of such existing Loan Documents to which it is a party and, to the extent such party granted liens on or security interests in any of its properties pursuant to any such existing Loan Documents as security for the Borrower's obligations under or with respect to the Credit Agreement, each hereby ratifies and reaffirms such grant of liens and security interests and confirmS and agrees that such liens and security interests continue to secure all of the Obligations, in each case as if each reference in such existing Loan Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit Agreement and other Loan Documents as hereby amended. Each of the foregoing hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of Lender nor constitute a waiver of any provision of any of the Loan Documents, except as expressly set forth herein and shall be limited to the particular instance expressly set forth. The Borrower and each of the foregoing Persons confirm and agree that the Guaranty and the Security Agreement and each and every covenant, condition, obligation, representation (except those representations which relate only to a specific date, which are confirmed as of such date only), warranty and provision set forth therein are, and shall continue to be, in full force and effect and are hereby confirmed, reaffirmed and ratified in all respects.

        3. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement, the Borrower represents and warrants to Lender that the execution, delivery and performance by Borrower of this Agreement is within its corporate power, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or Bylaws of Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon Borrower; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

         4. CONDITIONS. The effectiveness of the amendments contained in this Agreement is subject to each of the following conditions precedent or concurrent:

         (a) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing;

         (b) Warranties and Representations. The warranties and representations of the Borrower contained in this Agreement, the Credit Agreement, as amended hereby, and THE other Loan Documents, shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except those representations which relate only to a specific date, which are confirmed as of such date only;

         (c) Delivery of Sixth Amendment. The Borrower, UC Holdings and Willis Stein & Partners, L.P. shall have executed and delivered this Agreement and any Acknowledgments hereto, to Lender;

         (d) Other. The Borrower, UC Holdings and Willis Stein & Partners, L.P. shall have executed and delivered such other documents as THE Lender may reasonably require; and

         (e) Payment of Fees and Expenses. Borrower shall have paid to Lender the fees (including, without limitation, the Loan Modification Fee described below) and expenses of Lender incurred in connection with the negotiation and documentation of this Agreement, including, without limitation, all reasonable attorneys' fees.

         5. MISCELLANEOUS.

         (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

         (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principals. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (c) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

         (d) Successors and Assigns. This Agreement shall be binding upon the Borrower (and the Acknowledgments attached hereto shall be binding on each of UC Holdings and Willis Stein & Partners, L.P.) and on their respective successors and assigns, and shall inure to the sole benefit of the Lender and its successors and assigns.

         (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

         (f) Continued Effectiveness. Borrower acknowledges and agrees that the Credit Agreement and each of the other Loan Documents, each as amended hereby, remains in full force and effect.

         (h) Costs, Expenses and Taxes. The Borrower agrees to pay to Lender upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees, all recording fees and charges, or other fees or charges incurred by Lender in connection with the preparation, negotiation and execution of this Agreement and all documents related thereto and any document required to be furnished herewith.

         (i) Loan Modification Fee. Concurrently with the execution and delivery of this Agreement by Borrower, Borrower shall pay to Lender a non-refundable loan modification fee in the amount of $120,000, such amount equaling 1.00% of the Commitment.

                            [Signature Page Follows]

         This Sixth Amendment is executed and delivered at Chicago, Illinois, as of the day and year first above written.

CTN MEDIA GROUP, INC., a Delaware corporation


By:   /s/
    ----------------------------------------
Title:
      --------------------------------------

LASALLE BANK NATIONAL ASSOCIATION, a national banking association


By:   /s/
   -----------------------------------------
Title:
      --------------------------------------

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



                                 ACKNOWLEDGMENT

The undersigned hereby acknowledges and consents to that certain Sixth Amendment dated as of November 30., 2000 between CTN Media Group, Inc. and LaSalle Bank National Association (the "Sixth Amendment"). Defined terms not otherwise defined here to the contrary shall have the respective meanings ascribed to them in the Credit Agreement (as that term is defined in the Sixth Amendment). The undersigned hereby acknowledges receipt of a counterpart of the Sixth Amendment and acknowledges and confirms that its obligations under that certain Negative Pledge Agreement dated as of July 26, 1999 made by the undersigned to LaSalle Bank National Association hereby continue unmodified and in full force and effect, notwithstanding the execution and delivery of the Sixth Amendment.

WILLIS STEIN & PARTNERS, L,P., a Delaware limited partnership

By:  Willis Stein & Partners, L.L.C.,
Its:   General Partner


By: /s/
   --------------------------------------
Its:
   --------------------------------------

                                 ACKNOWLEDGMENT

The undersigned hereby acknowledges and consents to that certain Sixth Amendment dated as of November 30, 2000 between CTN Media Group, Inc. and LaSalle Bank National Association (the "Sixth Amendment"). Defined terms not otherwise defined here to the contrary shall have the respective meanings ascribed to them in the Credit Agreement as that term is defined in the Sixth Amendment. The undersigned hereby acknowledges receipt of a counterpart of the Sixth Amendment and acknowledges and confirms that its obligations under that certain Negative Pledge Agreement dated as of July 26, 1999 made by the undersigned to LaSalle Bank National Association hereby continue unmodified and in full force and effect, notwithstanding the execution and delivery of the Sixth Amendment.

U-C HOLDINGS, LLC., a Delaware limited liability company

By: Willis Stein & Partners, L.P.
Its: Managing Member

     By: Willlis Stein & Partners, L.L.C.
     Its:  General Partner

By:  /s/
    ----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

                                   -7-